Vessels, Net (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Vessel impairment charge			$ 2,282
Vessel held-for-sale		13,190
Loss on vessel held-for-sale		(2,756)
Vessel additions	685	625
Vessels cost ballast water treatment system installation (BWTS)	660	625
Paid amount of ballast water treatment system installation (BWTS)	486	569
Accrued and remains unpaid amount of ballast water treatment system installation (BWTS)	$ 174	$ 56
Vessels [Member]
Vessel including unamortized dry-dock and survey balance			12,989
Vessel impairment charge			$ 2,282
Sale of Pyxis Delta [Member]
Net proceeds from sale of vessel	The total net proceeds from the sale of the vessel were approximately $13.2 million, of which, $5.7 million was used for the prepayment of Pyxis Delta and Pyxis Theta loan facility and $7.5 million for the repayment of the Company's liabilities to its related party (Maritime) and for the repayment of obligations to its trade creditors.